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ING Groep N.V.
ING Bank N.V.
 Alegron Belegging B.V.
  ING Bank Ukraine
  ING Baring Securities (Romania) S.A.
 Amsterdam Exchanges N.V.
 Argencontrol
 Artolis B.V.
 Assurantiebedrijf ING Bank N.V.
  Assurantiekantdoor Honig & Hageman BV
  Noordster V.O.F.
  Volmachtbedrijf ING Bank B.V.
 Atlas Investeringsgroep N.V.
 Atlas Investors Partnership III C.V.
 B.V. Gemeenschappelijk Bezit Aandelen Necigef
 Bank Brussels Lambert S.A.
  ING Bank (Belgium) N.V./S.A.
   Bancard Company S.A.
   Cooperation Liquidation Terme Bourse S.C.
   Europay Belgium S.C.
   Institut De Reescompte S.C.
   Societe Belge D' Investissement International S.C.
   Society for Worldwide Interbank Financial Telecommunication S.C.
   Visa Belgium SC
 Bank Mendes Gans NV
  B.V. Deelnemings En Financieringsmaatschappij "Nova Zembla"
  B.V. Trust En Administratiekantoor Van Bank Mendes Gans N.V.
  Bank Mendes Gans Effectenbewaarbedrijf N.V.
  Brenko B.V.
  Cabel B.V.
  Handamar N.V.
   Handamar Corporation
  Intervest B.V.
  Intervest PPM B.V.
 Bank Slaski S.A. W Katowicach
  *Rodkowoeropejskie Centrum Ratingu I Analiz S.A.
  Bankowe Przedsi*Biorstwo Telekom. Telebank S.A.
  BSK Konsulting SP Z.O.O.
  BSK Leasing S.A.
  Centralna Tabela Ofert S.A.
  Dom Maklerski BSK S.A.
  Gie*Da Papierow Warto*Clowych S.A.
  ING BSK Asset Management S.A.
  Krajowa Izba Rozliczeniowa S.A.
   Biuro Informacji Kredytowe S.A.
  Mi*Dzvnarodowa Szko*A Bankowo*Ci I Finansow SP Z.O.O.
  Society for Worldwide Interbank Financial Telecommunication S.C.
 Banque Baring Brothers (Suisse) S.A.
 Benelux Investment Fund B.V.
 Berliner Handels - Und Frankfurter Bank A.G.
 Buenos Aires Equity Investments N.V.
  Emprendimiento Recoleta S.A. (ERSA)
 BPEP Holdings Limited
  Baring Asia (GP) Limited
  Baring European Fund Managers Limited
  Baring Latin America GP Limited
  Baring Latin America Partners Limited
  Baring Private Equity Partners (Asia) PTE. Limited
  Baring Private Equity Partners (China) Limited
   ING Barings Private Equity (China) Limited
   ING BPE (China) Advisers Limited
  Baring Private Equity Partners (India) Limited
  Baring Private Equity Partners GMBH
  Baring Private Equity Partners Limited
   Baring Venture Partners GMBH
   Baring Venture Partners S.A
   BHB Management Limited
   BPEP General Partner I Limited
   BPEP General Partner II Limited
   BPEP Management (UK) Limited
   BPEP Nominees Limited
   Quartz Capital Partners Limited
   Transtech Limited
  BCEE Advisers Limited
  BCEF Advisers Limited
  BHR Management Limited
  BI Advisers Limited
  Blac Holdings Inc.
   Blac Corp. Incorperated
  BPEP Management Limited
   Baring Mexico (GP) Limited
   Baring Private Equity Partners Espana S.A.
    Baring Private Equity Partners Mexico S.C.
    BVP Mexico S.A.
   Cavendish Nominees Limited
  BPEP Participations Limited
   Baring Vostok Capital Partners Limited
   Baring Vostok Fund Managers Limited
   ESD Managers Limited
    Easdaq S.A.
   International Private Equity Services Limited
   Polytechnos Venture Partners GMBH
  BVP Holdings Limited
   Baring Capricorn Ventures Limited
   Baring Communications Equity Limited
   BCEA Advisers Limited
    BCEA Management PTE. Limited
   Capricorn Venture Fund N.V.
   Procuritas Partners KB
   PAB Partner AB
  BVP Management Limited
  Capricorn Venture Partners N.V.
  Czech Venture Partners S.R.O.
  CI European Limited
  SCGF Advisers Limited
 BV Maatschappij Van Onroerende Goederen 'Het Middenstandshuis B'
 BV Maatschappij Van Onroerende Goederen 'Het Middenstandshuis'
  Amsterdamse Poort III B.V.
  Bijlmerplein Leasing BV
   Foppingadreef Leasing B.V.
  BV Maatschappij Van Onroerende Goederen 'Het Middenstandshuis A'
  BV Maatschappij Van Onroerende Goederen 'Het Middenstandshuis C'
  Grondpoort III B.V.
 C.V. Exploitatiemaatschappij Tunnel Onder De Noord
 Cardona B.V.
 Cedel International S.A.
 Centrum Cocarde B.V.
 Cene Bankiers N.V.
  Administratie & Trustkantoor Beleggingsfonds Protestants Nederland BV Amsterdam Exchanges N.V.
  Arma Beheer B.V.
  Beheer Administratie en Beleggingsmaatschappij Kant B.V.
  Bewaarbedrijf Cene Bankiers B.V.
  BV Algemene Beleggingsmaatschappij Cene Bankiers N.V.
   Beheermaatschappij Jansen Groenekan B.V.
   Copar B.V.
   Fidele Management B.V.
   Flexibel Beheer Utrecht B.V.
   Hercules Beheer B.V.
   Langosta B.V.
   Mercurius Beheer B.V.
   Nivo Investments B.V.
   Remazon B.V.
  Cene Bankiers Holdings N.V.
   Cene Asset Management N.V.
   Cene Management N.V.
   Tawny Owl Investment Company N.V.
  Cene Verzekeringen B.V.
  N.V. Instituut Voor Ziekenhuisfinanciering
  Utrechtse Participatiemaatschappij B.V.
 Cofiton B.V.
  Sterling Developments B.V.
   Brooks Equities Inc.
   Location 3 Ltd.
   SDC Properties Inc.
  Tripolis Vastgoed B.V.
   Tripolis A C.V.
   Tripolis B C.V.
   Tripolis C C.V.
 Combdring B.V.
 Compensadora Electronica S.A.
 Computer Centrum Twente B.V.
 Corporacion Financiera ING (Colombia) S.A.
 Credit Commercial De France S.A.
 Depositary Company ING Bank B.V.
 Destara B.V.
  ING Bank Ukraine
  ING Baring Securities (Romania) S.A.
 Effectenbeursvennootschap Van Brussel C.V.
 Effectenbewaarbedrijf ING Bank N.V.
 Euroclear Clearance System Public Limited Company
 European Investment Fund (Center 757)
 European Investment Fund (Center 920)
 Extra Clearing B.V.
  Amsterdam Exchanges N.V.
  Extra Clearing GMBH
  YVOF Floorbrokers B.V.
 Easdaq S.A.
 Financial Advisory & Consultancy Services B.V.
  Owen Stanley Financial S.A.
 Financial Facilities Management B.V.
 Finemij B.V.
 Gabela Belegging B.V.
 Hamgia Beheer B.V.
  ING Bank Urkraine
  ING Baring Securities (Romania)S.A.
 Ingvest III B.V.
 Institucion Financiera Externa Middenbank Curacao N.V. (Uruguay)
 Interbank On-Line System Limited
 International Bankers S.A.
 Interpay Nederland B.V.
 Interunion Bank (Antilles) N.V.
 Interadvies N.V.
  Administratiekantoor De Leuve BV
  Crediet Service Bank B.V.
  Incassobureau Fiditon BV
  NV Nationale Volksbank
   Arenda B.V.
  Spaarfondsen Beheer B.V.
  Spaarfondsen Bewaar B.V.
  Welvaert Financieringen NV
   Welstand B.V.
 ING (U.S.) Financial Holdings Corporation
  ING (U.S.) Capital Financial Holdings Corporation
   ING (U.S.) Capital Corporation
   ING (U.S.) Capital Investors Holdings, Inc.
    ING (U.S.) Capital Advisors, Inc.
    ING (U.S.) Emerging Markets Investors Inc.
    ING Equity Partners L.P.
   ING (U.S.) Capital Securities, Inc.
  ING (U.S.) Financial Services Corporation
   ING Baring Grupo Financiero (Mexico) S.A. De C.V.
  ING Baring (U.S.) Financial Holdings Corp.
   ING (U.S.) Securities, Futures & Options, Inc.
   ING Baring (U.S.) Capital Corp.
    Brecco, Inc.
    ING (U.S.) Real Estate Investors, Inc.
   ING Baring (U.S.) Capital Markets, Inc.
   ING Baring (U.S.) Securities, Inc.
  ING Merger Inc.
   Furman Selz (Ireland) LLC
    Furman Selz Financial Services Unlimited
   Furman Selz Advisors LLC
   Furman Selz Capital LLC
   Furman Selz Capital Management LLC
   Furman Selz Investments LLC
    Furman Selz SBIC Invest LLC
   Furman Selz LLC
    Furman Selz Financial Services LLC
    Furman Selz Merchant Capital LLC
    Furman Selz Resources LLC
    FSIC LLC
    Total Resources LLC
   Furman Selz Proprietary, Inc.
    Furman Selz (Ireland) LLC
     Furman Selz Financial Services Unlimited
    Furman Selz Advisors LLC
    Furman Selz Capital LLC
    Furman Selz Capital Management LLC
    Furman Selz Financial Services LLC
    Furman Selz Financial Services Unlimited
    Furman Selz Investments LLC
     Furman Selz SBIC Invest LLC
    Furman Selz LLC
     Furman Selz Financial Services LLC
     Furman Selz Merchant Capital LLC
     Furman Selz Resources LLC
     FSIC LLC
     Total Resources LLC
    Furman Selz Merchant Capital LLC
    Furman Selz Residential Funding LLC
    Furman Selz Resources LLC
    Furman Selz SBIC Invest LLC
    FSIC LLC
    Mutual Fund Funding 1994-1
    Pacifica Funds Distributor, Inc.
    Total Resources LLC
   Furman Selz Residential Funding LLC
   FS Trust Company
 ING (U.S.) Funding Corporation
 ING Bank (Chile) S.A.
  Edibank S.A.
  Sociedad Interbancaria De Depositos De Valores S.A.
 ING Bank (Eurasia)
 ING Bank (Hungary) Rt.
  Giro Elszamolasforgalmi Rt.
  ING Duna Ingatlanhasznositc KFT
 ING Bank (Luxembourg) S.A.
  CMF Advisory S.A.H.
  Euromix Advisory S.A.H.
  ING Bank Luxfund Management S.A.
  ING International Advisory S.A.H.
  ING International II Advisory S.A.H.
 ING Bank (Schweiz) A.G.
  Kredietbank S.A. Luxembourgeoise
 ING Bank (Uruguay) S.A.
  Bolsa Electronica De Valores Del Uruguay S.A.
  Compania Uruguaya De Medios De Procesamiento S.A.
  Red. De Intercomunicacion De Alta Seguridad S.R.L.
 ING Bank of Canada
 ING Bank Corporate Investments B.V.
  Entero B.V.
  Eruca Belegging B.V.
  ING Bank Mezzaninefonds B.V.
  ING Bank Participatie PPM B.V.
  MKB Beleggingen B.V.
  MKB Vliehors II B.V.
   Wijkertunnel Beheer II B.V.
    Wijkertunnel Beheer II Management B.V.
  MKB Vliehors III B.V.
   Small Business Publishing B.V.
  N&M Holding N.V.
 ING Bank Dutch Fund N.V.
 ING Bank Fondsen Beheer B.V.
 ING Bank Geldmarkt Fonds N.V.
 ING Bank Global Custody UK Nominees Limited
 ING Bank Global Fund N.V.
 ING Bank Guldem Fonds N.V.
 ING Bank I.T. Fund N.V.
 ING Bank Luxfund Management S.A.
 ING Bank Middutch Fund N.V.
 ING Bank Obligatie Fonds N.V.
 ING Bank Rentegroei Fonds N.V.
 ING Bank Spaardividend Fonds N.V.
 ING Bank Vastgoed Fonds B.V.
 ING Bank Verre Oosten Fonds N.V.
 ING Baring Capital Markets (C.R.), A.S.
 ING Baring Financial Products
 ING Baring Holding Nederland B.V.
  Atlas Capital (Thailand) Limited ("Atlas")
   ING Baring Securities (Thailand) Limited
  ING Baring Holdings Limited
   Baring Asset Management Holdings Ltd.
    Baring Asset Management Ltd.
     Baring International Investment Limited
     Baring International Investment Management Holdings Ltd.
      Baring Asset Management Inc.
       Baring International Investment (Canada) Limited
      Baring International Investment Management Limited
       Baring Asset Management Holdings Inc.
       Baring Asset Management UK Holdings Limited
        Baring Asset Management (Asia) Holdings Limited
         Austin Assets Limited
         Baring Asset Management (Asia) Limited
         Baring Asset Management (Australia) Limited
         Baring Asset Management (Japan) Limited
         Baring International Fund Managers (Bermuda) Limited
         Baring International Fund Managers Limited
         Baring International Investment (Far East) Limited
         Baring Pacific Investments Limited
        Baring Asset Management (C.I.) Limited
        Baring International Fund Managers (Ireland) Ltd.
       Baring Investment Services Inc.
       Baring Mutual Fund Management S.A.
       European and Asian Fund Management S.A.
     Baring Investment Management Ltd.
     Baring Quantative Management Ltd.
    Baring Global Fund Managers Limited
    Baring Private Asset Management Ltd.
     Baring Fund Managers Limited
     Baring Managed Funds Services Ltd.
     Baring Private Investment Management Ltd.
     Baring Trust Company Ltd.
     Baring Trustees (Guernsey) Limited
      Arnold Limited
       International Metal Trading Limited
      Barings (Isle of Man) Limited
      Control Management Limited
      Doyle Administration Limited
       International Metal Trading Limited
      ING Trust (Jersey) Ltd
      Saline Nominees Limited
      Truchot Limited
      Vivian Limited
     Barings (Guernsey) Limited
      Barfield Nominees Limited
      Barings Ireland Limited
     Guernsey International Fund Managers Limited
      Arnold Limited
       International Metal Trading Limited
      Control Management Limited
      Doyle Administration Limited
       International Metal Trading Limited
      International Fund Managers (Ireland) Ltd.
       International Securitisation Managers (Ireland) Ltd
      Saline Nominees Limited
      Truchot Limited
      Vivian Limited
     International Fund Managers UK Ltd.
      Ravensbourne Registration Services Ltd.
    Barings Investment Services Limited
   Baring Brothers Holdings Limited
    Baring (U.S.) Holdings Limited
     Abbotstone Investment Company Limited
   Baring Brothers Limited
    Baring Brothers (Finance) Limited
    Baring Brothers Argentina S.A.
    Baring Brothers International Limited
     Barings C.F. Holdings Limited
      B.B.A.H. Pty Limited
       Baring Brothers Burrows & Co. Limited
       Baring Brothers Burrows Securities Limited
        SAIPH Pty Limited
       BBHP Pty Limited
      Baring Brothers (Deutschland) GMBH
       Baring Brothers International GMBH
      Baring Brothers (Espana) S.A.
      Barings Brothers (Italia) SRL
    Baring Properties (London Wall) Limited
    Baring Properties Limited
     Outwich Finance Limited
      Outwich Limited
    Baring Warrants PLC
    Barings France S.A.
    Barings Nominees Limited
    Bishopscourt Holdings Limited
    Bishipscourt Leasing (Holdings) Limited
     Bishopscourt Asset Leasing Limited
     Bishopscourt Equipment Leasing Limited
     Bishopscourt Industrial Finance Limited
     Bishopscourt Limited
    Bishopscourt Securities Limited
    BVC Nominees Limited
    Cotton Nominees Limited
    ING Baring International Advisers Limited
    ING Baring Services (Eastern Europe) Limited
    ING Baring Services Limited
    The Mortgage Acceptance Corporation (Holdings) Limited
    The Mortgage Acceptance Corporation Limited
    Yealme Securities Limited
   ING Baring Financial Products
   ING Baring Securities Holdings Limited
    ING Baring Securities Limited
     ING Baring Securities (Andean Pact) Ltda
     ING Barings Peru S.A.
    ING Baring Securities Services Limited
     Baring Securities (Property  Services) Ltd
      BS Property Services (Japan) Limited
     ING Baring Data Limited
     INGB Dormant Holding Company Limited
      Baring Securities (London) Limited
      Baring Securities (OTC Options) Limited
      ING Baring Management Services PTE Ltd
      ING Baring Research Limited
      ING Baring Securities (Overseas) Ltd.
      ING Baring Securities Management Services (Hong Kong) Ltd
     Maketravel Limited
    INGB Securities (International) Holdings Limited
     Baring Securities (Financial Services) Limited
      Barsec (International) Limited
       Baring Nominees (Australia) Pty Ltd
       Baring Research S.A. De C.V.
       Baring Securities (Australia) Limited
       Baring Securities (France) S.A.
       Baring Securities Pakistan (Private) Limited
       Barings Mauritius Limited
        ING Barings India Private Limited
         ING Baring Securities (India) Pvt. Ltd.
       Celtec Holdings S.A.
        ING Baring Corretora De Valores Mobiliarios S.A.
       Corinvest Limited
       Epcorp Limited
       Galax Limited
        Dropny B.V.
       ING Baring Chile Limitada
       ING Baring International PTE Ltd
       ING Baring Operational Services (Taiwan) Limited
       ING Baring Securities (Andean Pact) Ltda
       ING Baring Securities (Hong Kong) Ltd
        ING Baring Far East Nominees Limited
       ING Baring Securities (Philippines) Inc.
       ING Baring Securities (Singapore) PTE Ltd
        ING Baring Nominees (Singapore) PTE Ltd
        ING Baring Research (Malaysia) SDN. Bhd.
       ING Baring Securities (Taiwan) Limited (SICE)
       ING Baring Securities, Argentina S.A.
       ING Baring South Africa Limited
        ING Barings Southern Africa (Proprietary) Ltd
         Anodyne Nominees (Proprietary) Limited
       ING Barings Peru S.A.
       ING Futures & Options (Hong Kong) Limited
       ING UK Capital Limited
       Lokmaipattana Co. Limited
       PT ING Baring Securities Indonesia
    INGB Securities Client Services Limited
     Aliwall Limited
     Barings Securities Nominees Limited
     Brunera Limited
     Cereus Limited
     Dianthus Limited
     Eranthis Limited
     Francoa Limited
     Grassmere Limited
     Leacroft Limited
     Mountbatten Limited
  ING Baring Securities (Japan) Limited
  ING Baring Securities (Thailand) Limited
 ING Baring Investment (Eurasia) Zao
 ING Baring Securities (Hungary) Rt.
 ING Baring Securities (Poland) Holding B.V.
 ING Baring Securities (Romania) S.A.
 ING Baring Securities (Slovakia), S.R.O.
  Proctor & Gamble S.R.O.
 ING Barings Ecuador Casa De Valores S.A.
 ING BSK Asset Management S.A.
 ING Capital Markets (Hong Kong) Limited
 ING Compania De Inversiones Y Servicios Limitada
  Bolsa Electronica De Chile, Bolsa De Valores S.A.
  CISL Aruba A.E.C.
 ING Consultants Co., Ltd.
 ING Derivatives (London) Limited
  Belgian Futures & Options Exchange
  London Clearing House Limited
  Liffe (Holdings) PLC
  The International Petroleum Exchange of London Limited
 ING Empreendimentos E Participacaos Ltda.
  Guilder Corretora De Valores Mobiliarios S/A
  ING Guilder Distribuidora De Titulos E Valores Mobiliarios S/A
  ING Investment Management Ltda.
  ING Servicos Ltda.
 ING Finance (Ireland) Ltd
 ING Forex Corporation
 ING Futures & Options (Singapore) PTE Ltd
 ING Inversiones, Ltda.
  Corporacion Financiera ING (Colombia) S.A.
 ING Investment Management Holdings (Antilles) N.V.
 ING Lease Holding N.V.
  CW Lease Belgium NV
   CW Finance N.V.
   CW Lease Luxembourg S.A.
   Dealer Lease Service Belgium N.V.
  CW Lease Nederland BV
   Autolease OSS B.V.
   CW Finance N.V.
   CW Lease Belgium NV
    CW Finance N.V.
    CW Lease Luxembourg S.A.
    Dealer Lease Service Belgium N.V.
   CW Lease France S.N.C.
   CW Lease Luxembourg S.A.
   Dealer Lease Service Belgium N.V.
   Gothia Estate II B.V.
    Westment II B.V.
   International Driver Service B.V.
   Schade Herstel Bedrijf B.V.
  ING Aircraft Lease B.V.
   Fokker Brasil B.V.
  ING Lease (Belgium) N.V.
   Real Estate Lease SPC 1 N.V.
   Savin Lease N.V.
  ING Lease (Espana) EFC, SA
  ING Lease (France) S.A.
  ING Lease (France) S.N.C.
  ING Lease (Italia) SPA
  ING Lease (Nederland) B.V.
   Blauwe IRM B.V.
   Graphic Lease B.V.
   Groen Lease B.V.
    GIL 1997 (Windkracht) B.V.
   ING Lease Vastgoed B.V.
   Newco-One Corp.
   Ship Lease International B.V.
   ZIL '96 B.V.
  ING Lease (Polska)
  ING Lease Holding (Deutschland) GMBH
   CW Lease Deutschland GMBH
    CW Lease Berlin GMBH
   ING Lease Deutschland GMBH
    IFSC Beteiligungsgesellschaft GMBH
    ING Lease (Berlin) GMBH
     ING Lease Kran und Schwertransport GMBH
    ING Leasing Besitzgesellschaft MBH
    ING Leasing Geschaeftsfuhrungsgesellschaft MBH
    ING Leasing Gesellschaft Fur Beteiligungen MBH
     ING Leasing GMBH & Co. Golf KG
     ING Leasing GMBH & Co. Juliett KG
    ING Leasing Treuhandsgeselschaft GMBH
    ING Leasing Verwaltungsgesellschaft GMBH
   Uta Finanz und Leasing GMBH
  ING Lease Holdings (UK) Limited
   CW Lease UK Ltd
    CW Finance Ltd.
    Leasing Principals Limited
   ING Lease (UK) Limited
    ING Farm Finance Limited
     ING Farm Finance (June) Limited
     ING Farm Finance (March) Limited
     ING Farm Finance (September) Limited
    ING Lease (UK) Nine Limited
    ING Lease (UK) Six Limited
    ING Lease (UK) Three Limited
    MKL Rentals Limited
  ING Lease Interfinance B.V.
   CW Lease France S.N.C.
   ING Lease (Italia) SPA
   Real Estate Lease SPC 1 N.V.
   Runoto Belgium N.V.
    Diamond Lease
  ING Lease International Equipment Finance B.V.
   ING Aviation Lease B.V.
    Air Finance Holland B.V.
    Aviation Service Holland B.V.
    ING Lease (Far East 2) B.V.
   ING Lease (Far East) N.V.
   ING Lease (Ireland) B.V.
    ING Lease (France) S.N.C.
   ING Lease Structured Finance B.V.
    Esbelto B.V.
    Green Assets B.V.
    Hirando B.V.
    Hokabe Lease B.V.
    ING Bank Geldmarkt Fonds Beheer B.V.
    ING Lease Milieu B.V.
    Quadralock 2 B.V.
    SFING Europe B.V.
    Tropelia B.V.
    Virgula B.V.
  ING Lease International Equipment Management B.V.
   Air Finance Amsterdam B.V.
   Air Holland Leasing II B.V.
   ING (Holland Aircraft Lease) B.V.
   ING Lease Aircraft B.V.
   ING Lease Delaware, Inc.
  Noord Lease B.V.
  Postbank-Lease B.V.
  Renting De Equipos E Inmuebles SA
  Runoto Leasing BV
   Runoto Belgium N.V.
    Diamond Lease
 ING Mercantile Mutual Bank Limited
 ING Merchant Bank (Singapore) Limited
  Export Credit Insurance Corporation of Singapore Ltd
  ING Asset Management (Singapore) Ltd
  ING Nominees (Singapore) PTE Ltd
 ING Participation Dalrybbank B.V.
 ING Private Banking Beheer B.V.
  ING Bank Vastgoed Management B.V.
 ING Securities (Eurasia) Zao
 ING Servicios, C.A.
 ING Sociedad De Bolsa (Argentina), S.A.
  Mercado De Valores De Buenos Aires S.A.
 ING Sviluppo Sim S.P.A.
 ING Trust B.V.
  Ingress N.V.
  ING Management (Hong Kong) Ltd
   ING Nominees (Hong Kong) Ltd
  ING Trust (Antilles) NV
   Formid Management N.V.
   ING (Antilles) Portfolio Management N.V.
   Monna NV
    Jet NV
   Simbad N.V.
  ING Trust (Aruba) N.V.
  ING Trust (BVI) Ltd.
  ING Trust (Luxembourg) S.A.
  ING Trust (Nederland) B.V.
   ING Bank (Eurasia)
   ING Bank (Luxembourg) S.A.
    CMF Advisory S.A.H.
    Euromix Advisory S.A.H.
    ING Bank Luxfund Management S.A.
    ING International Advisory S.A.H.
    ING International II Advisory S.A.H.
   ING Baring Securities (Romania) S.A.
   ING Holdings Empreendimentos Participacao Ltda.
    Guilder Corretora De Valores Mobiliarios S/A
   Management Services ING Bank B.V.
    ING Bank (Eurasia)
    ING Baring Investment (Eurasia) Zao
    ING Securities (Eurasia) Zao
    Muteka BV
  ING Trust (Suisse) AG
  Trust Maatschappij ING Bank B.V.
   Anorga B.V.
   Corpovea B.V.
    N.V. Balmore Vastgoed U.S.A.
   Den Hamer Beheer B.V.
   Diagonac B.V.
   Henry F. Holding B.V.
   ING Aconto N.V.
    N.V. Balmore Vastgoed U.S.A.
   Mijcene B.V.
    Vitigudino B.V.
     N.V. Balmore Vastgoed U.S.A.
   N.V. Balmore Vastgoed U.S.A.
   Paramito B.V.
   Rescit I BV
   Storeria B.V.
   Tuvor B.V.
    Vitigudino B.V.
     N.V. Balmore Vastgoed U.S.A.
   Vitigudino B.V.
    N.V. Balmore Vastgoed U.S.A.
   Westward Capital II B.V.
 ING Valores (Venezuela) C.A.
 ING Vastgoed B B.V.
  ING Real Estate (BHS) B.V.
  ING Real Estate International Development B.V.
   Holland Park Sp. Zoo
   ING Real Estate Iberica SL
   ING Real Estate International Development (Liege) B.V.
   ING Real Estate Sp. Zoo
   ING Real Estate Vasco Da Gama B.V.
   London & Amsterdam Properties Ltd
   London and Amsterdam Development Ltd.
    London & Amsterdam Properties Ltd
   MBO Camargo SA
    Inmolor SA
   MBO La Farga SA
    Hospitalet Center, SL
   MBO Morisson Ltd
   Warsaw I B.V.
   1300 Connecticut Avenue Joint Venture Ltd
  ING Real Estate International Investment II B.V.
  ING Real Estate International Investment III B.V.
  ING Vastgoed Financiering N.V.
   Bedrijfsgebouw MBO - Riho C.V.
   Groeneveld MBO C.V.
   M.B.O. Vastgoed Lease B.V.
    Lindenburgh C.V.
    Maria Hove C.V.
   MBO Brova C.V.
   MBO North America Finance B.V.
   Residential Financial Development LLC
  ING Vastgoed Fondsen B.V.
   Winkelfonds Nederland Management B.V.
  ING Vastgoed Ontwikkeling B.V.
   Amsterdamse Poort Holding IV B.V.
    Amsterdamse Poort IV B.V.
    Grondpoort IV B.V.
   Amsterdamse Poort II B.V.
   BV Bedrijvenpark G.P.
   CV Bedrijvenpark G.P.
   Grondpoort II B.V.
   Gulogulo B.V.
    Antibes Holding B.V.
   ING Vastgoed Arena B.V.
   Muller Bouwparticipatie B.V.
    V.O.F. Winkelcentrum Markt Noorderpromenade Drachten
   MBO - Ruijters B.V.
    Holding 'T Loon B.V.
     Vastgoed 'T Loon B.V.
    Wolfstreet Holding B.V.
     Wolfstreet B.V.
     Wolfstreet Grond B.V.
   MBO Brinkstraat Holding B.V.
    MBO Brinkstraat B.V.
    MBO Brinkstraat Grond B.V.
   MBO Catharijnesingel Holding B.V.
    MBO Catharijnesingel B.V.
    MBO Catharijnesingel Grond B.V.
   MBO De Centrale Holding B.V.
    MBO De Centrale B.V.
    MBO De Centrale Grond B.V.
   MBO Dommelstaete Holding B.V.
    MBO Dommestaete B.V.
   MBO Emmasingel Holding B.V.
    MBO Emmasingel B.V.
    MBO Emmasingel Grond B.V.
   MBO Guyotplein Holding B.V.
    MBO Guyotplein B.V.
    MBO Guyotplein Grond B.V.
   MBO Kousteensedijk Holding B.V.
    MBO Kousteensedijk B.V.
    MBO Kousteensedijk Grond B.V.
   MBO Kruseman Van Eltenweg Holding B.V.
    MBO Kruseman Van Eltenweg B.V.
    MBO Kruseman Van Eltenweg Grond B.V.
   MBO Marienburg B.V.
    Marienburg V.O.F.
   MBO Martinetsingel Holding B.V.
    MBO Martinetsingel B.V.
    MBO Martinetsingel Grond B.V.
   MBO Oranjerie Holding B.V.
    MBO Oranjerie B.V.
    MBO Oranjerie Grond B.V.
   MBO Pleintoren Holding b.V.
    MBO Pleintoren BV
    MBO Pleintoren Grond BV
   MBO Via Catarina B.V.
    Via Catarina "Empredimentos Imobiliarios" SA
   MBO Walburg Holding B.V.
    MBO Walburg B.V.
    MBO Walburg Grond B.V.
   MBO Willem II Singel Holding B.V.
    MBO Willem II Singel B.V.
    MBO Willem II Singel Grond B.V.
   Q-Park Bovenmaas I B.V.
   Q-Park N.V.
    Q-Park Nederland B.V.
     Q-Park Exploitatie B.V.
      Q-Park De Bijenkorf B.V.
      Q-Park Beheer B.V.
       Q-Park Brabant B.V.
       Q-Park Reserve I B.V.
      Q-Park Byzantium B.V.
      Q-Park City Holding B.V.
       Q-Park City B.V.
      Q-Park Schouwburg B.V.
       Q-Park De Klomp B.V.
       Q-Park Raadhuis B.V.
   Q-Park Reserve II B.V.
   Stadsherstel Historisch Rotterdam N.V.
   Supermarkt Krouwel B.V.
   V.O.F. Winkelcentrum Markt Noorderpromenade Drachten
   Vastgoed De Brink Holding B.V.
    Vastgoed De Brink B.V.
   Wilhelminahof MBO B.V.
   Zuidplein Beheer BV
 ING Verwaltung (Deutschland) GMBH A.G.
  Allgemeine Deutsche Direktbank AG
  BNL Beteiligungsgeselschaft Neue Laender GMBH & Co. KG
  Liquiditats-Konsortialbank GMBH
 ING-North East Asia Bank
 INIB N.V.
 Locura Belegging B.V.
 Luteola B.V.
 Melifluo B.V.
 Middenbank Curacao N.V.
  Advisory Company Luxembourg
  Altasec N.V.
   Corporacion Financiera ING (Colombia) S.A.
  Aralco N.V.
  Atlas Venture Fund I, L.P.
  Banco Latino-Americano De Exportaciones S.A.
  Cayman Islands Funds N.V.
  Corporacion Financiera ING (Colombia) S.A.
  Datasegur S.R.L.
  Fiseco N.V.
  Granity Shipping N.V.
  Institucion Financiera Externa Middenbank Curacao N.V. (Uruguay)
  ING Bank (Chile) S.A.
   Edibank S.A.
   Sociedad Interbancaria De Depositor De Valores S.A.
  ING Barings Ecuador Casa De Valores S.A.
  ING Compania De Inversiones Y Servicios Limitada
   Bolsa Electronica De Chile, Bolsa De Valores S.A.
   CISL Aruba A.E.C.
  ING Inversiones, Ltda.
   Corporacion Financiera ING (Colombia) S.A.
  ING Sociedad De Bolsa (Argentina), S.A.
   Mercado De Valores De Buenos Aires S.A.
  Kamadora Investments N.V.
   Corporacion Financiera ING (Colombia) S.A.
  Lerac Investment S.A.
  Red Rose Investments N.V.
  Unilarse
  Zermatt N.V.
 Miopia B.V.
 Multiaccess B.V.
 MKB Adviseurs B.V.
 MKB Card B.V.
 MKB Investments BV
  De Springelberg B.V.
   Het Dijkhuis B.V.
  Palino B.V.
  Tiberia B.V.
 MKB Punt B.V.
  Business Compass Holding B.V.
 N.V. Instituut Voor Ziekenhuisfinanciering
 Nationale-Nederlanden Financiele Diensten B.V.
  B.V. Financieringsmaatschappij Vola
   B.V. Kredietmaatschappij Vola
   Dealer Cash Plan B.V.
    Cash Plan B.V.
   Finantel B.V.
    Sentax Assurantie B.V.
   G. J. Van Geet Beheer B.V.
    Alegro Krediet B.V.
   Gelderse Discount Maatschappij B.V.
   Sentax Beheer B.V.
    Finam Krediet B.V.
    Sentax Lease B.V.
   Vola Geldleningen B.V.
 Nederlandse Bouwbank N.V.
 Nederlandse Financieringsmaatschappij Voor Ontwikkelingslanden N.V.
 Nedermex Limited N.V.
 Netherlands Caribbean Bank N.V.
 Nethworks Integrated Project Consultancy B.V.
 Nofegol Beheer B.V.
 NCM Holding N.V.
 NMB Equity Participaitons N.V.
 NMB-Heller Holding N.V.
  Handlowy-Heller SA
  Heller GMBH
   Heller Bank A.G.
    International Credit Service S.A.S.
   Heller Finanz GMBH
   Info-Und Beratungsunternehmen GMBH
  NMB-Heller Ltd.
  NMB-Heller N.V.
   Agpo Participatiemaatschappij B.V.
   Felix Tigris B.V.
   Inter Credit B.V.
    International Credit Service S.A.S.
   International Credit Service S.A.S.
   NMB-Heller Zweigniederlassung Neuss
   Zamenbrink B.V.
   Zamenterp B.V.
  OB Heller AS
 Okalia N.V.
 Olivacea B.V.
 Ontwikkelingsmaatschappij Noordrand B.V.
 Orcinus B.V.
 Oscar Smit's Bank N.V.
  Bouwmaatschappij Mecklenburgplein B.V.
   Kenau B.V.
 P.T. ING Indonesia Bank
 Parmola B.V.
 Paronyme B.V.
 Pendola B.V.
 Perotis B.V.
 Policy Extra Holdings Limited
 Postbank N.V.
  Amsterdam Exchanges N.V.
  Interpartes Incasso B.V.
  Postbank Aandelenfonds N.V.
  Postbank Beleggingsfonds N.V.
  Postbank Beleggingsfondsen Beheer B.V..
  Postbank Beleggingsfondsen Bewaar B.V.
  Postbank Chipper Beheer B.V.
  Postbank Euro Aandelen Fonds N.V.
  Postbank Groen N.V.
  Postbank I.T. Fonds N.V.
  Postbank Interfinance B.V.
  Postbank Nederlandfonds N.V.
  Postbank Obligatie Fonds N.V.
  Postbank Obligatiefonds Beheer B.V.
  Postbank Vastgoedfonds N.V.
  Postbank Vermogensgroeifonds N.V.
  Postbank Wereldmerkenfonds N.V.
  Postkantoren B.V.
 Prena Belegging B.V.
  T Oye Deventer B.V.
  A. Van Der Molen Herenmode B.V.
  A. Van Der Pol Beleggingsmaatschappij Amsterdam B.V.
  A. Van Venrooy Beleggingen B.V.
  A. Van Weringh Beleggingen B.V.
  A.C.M. Nienhuis Houdstermaatschappij B.V.
   B.V. Raadgevend Bureau Nienhuis Consultans
  A.H. Blok Holding B.V.
  A.H.M. Habets Beheer B.V.
  A.J. Vos Makelaardij Onroerende Goederen B.V.
  Abades B.V.
  Abrocoma B.V.
  Ad Barnhard Holding B.V.
  Albranis B.V.
  Almenzor B.V.
  Altimira B.V.
  Ambito N.V.
  Aralar B.V.
  Atitlan B.V.
  B.V. Beheersmaatschappij Nuyt En Heikens
  B.V. Odripi
  B.V. Varen ABC
  B.V. Vulca Beleggingsmaatschappij
  Barbatus B.V.
  Barbuda B.V.
  Bebida B.V.
  Beheermaatschappij Van Der Reijnst B.V.
  Beheermaatschappij Van Het Beleggingsfonds Van De 7 B.V.
  Beheermaatschappij Darius B.V.
  Beheermaatschappij Stouwe B.V.
  Beheermaatschappij Van Putten B.V.
  Beheersmaatschappij Elma Schrijen B.V.
  Beheersmaatschappij K.G. Tjia B.V.
  Beheersmaatschappij Luco Zuidlaren B.V.
  Beheersmij A.J. Konst B.V.
  Belagua B.V.
  Bergara B.V.
  Bermillio B.V.
  Betulina B.V.
  Bidasoa B.V.
  Biporus B.V.
  Blarina B.V.
  Brasas B.V.
  Bravura B.V.
  Bremer-Van Mierlo Belegginsgmaatschappij B.V.
  Bustia B.V.
  C. J. Buyzen Beheer B.V.
  C. J. H. - En J. J. Heimeriks Holding B.V.
  Calando Belegging B.V.
  Camilo B.V.
  Castroverde B.V.
  Catoneria B.V.
  Cermanita B.V.
  Cicania B.V.
  Clacri B.V.
  Colocar B.V.
   OCB Beheer B.V.
  Concolor B.V.
  Cortada B.V.
  Cotranco B.V.
  Crescentes Prins B.V.
  Cumbras B.V.
  Cupula B.V.
  D'Eijk B.V.
  De Groninger Lederwaren Industrie B.V.
  Delta Nederland Beheer B.V.
  Dorsalis B.V.
  Dr. De Grood Beheer B.V.
  DKP Beheer B.V.
   Dick Kooiman Publication/Productions B.V.
  DSBV-Enserink B.V.
  DSBV-Ploeger B.V.
  E. Romar Beheer B.V.
   Omnium B.V.
  Empluma B.V.
  Entorno B.V.
  Epic Investments B.V.
  Ernsatus B.V.
  Esvice B.V.
  Exel Beheer B.V.
  Exploitatie En Beleggingsmaatschappij Alja Eindhoven B.V.
  F. R. Hoffschlag Beleggingen B.V.
  Familiale Investerings Maatschappij F.I.M.
  Farlita B.V.
  Flantua Beheer B.V.
  Fregenda B.V.
  Funjob Investments B.V.
  G. Laterveer Beheer B.V.
  Garlito B.V.
  Gebrema Beheer B.V.
  Gekrabeheer B.V.
  Germs Beleggingen B.V.
  Glabana B.V.
  Golpejas B.V.
  H. Van Duinen Beheer B.V.
  H. Mekenkamp Holding B.V.
   Mekenkamp Beheer B.V.
  H. Weterings Holding B.V.
  H. D. En L.B. Meijer Beheer B.V.
  H. G. Van Der Most Beheer B.V.
  Handelsonderneming E. Spee B.V.
  Hepec Beheer B.V.
  Hilschip BV
  Hispidus B.V.
  Hof En Frieling Beheer B.V.
   Hof & Frieling Onroerend Goed B.V.
  Holding Hoveling Beheer B.v.
  Holding J.W.G. Huijbregts B.V.
  Holding Schildersbedrijf West-Friesland B.V.
  Holding Schuiling B.V.
  Holding Th. A. Wellink B.V.
  Hotel-Restaurant Boerhave B.V.
  Huaco B.V.
  Humada B.V.
  Ignaro B.V.
  Imbricata B.V.
  Incoloro B.V.
  Indonea B.V.
   Allshoes Schoengroothandel B.V.
  ING Bank Spaardividend Fonds Beheer B.V.
  J & A Holding B.V.
  J. B. Van Den Brink Beleggingsmaatschappij B.V.
  J. G. Mekenkamp Holding B.V.
   Mekenkamp Beheer B.V.
  J. H. Moes Holding B.V.
  J. P. Korenwinder Beheer B.V.
  J. W. Th. M. Kohlen Beheer B.V.
  Jemaas Beheer B.V.
  Jongert Beheer B.V.
  K & M Beheer B.V.
  Kalliope B.V.
   Bacolac B.V.
  Kapellenberg B.V.
  Kijkgroep B.V.
  Koehorst Promotion Beheer B.V.
  KBM Maarssen B.V.
  L. Martens Beheer B.V.
  La Douce Vie Network B.V.
  Lagotis B.V.
  Larino B.V.
  Latourette B.V.
  Leaver B.V.
  Ledanca B.V.
  Lektura Tiel Beheer B.V.
  Licorera B.V.
  Liecene B.V.
  Lin Beheer B.V.
  Lomajoma Holdings B.V.
  Lorkendreef Beheer N.V.
  Lustroso B.V.
  M. B. Van Der Vlerk B.V.
  Madrigal B.V.
  Marres B.V.
  Masegoso B.V.
  Matthew Holding B.V.
  Mazairac Belegging B.V.
  Minnaar Holding B.V.
  Mirabilis B.V.
  Molenwiede B.V.
  Muguet B.V.
  Multicover B.V.
   Pulido B.V.
  Mustang B.V.
  Olseria B.V.
   Arend Broekhuis B.V.
  P. Nienhuis Houdstermaatschappij
  P. J. Heinrici Beheer B.V.
  Pastrana B.V.
  Pedralva B.V.
  Pemac B.V.
  Penuria B.V.
  Perola Belegging B.V.
  Pertusa B.V.
  Peter Trompalphen Aan Den Rijn Beheer B.V.
  Phobos Beleggingen
  Pinicola B.V.
  Pluijmen Holding B.V.
  Portelas B.V.
  Postigo B.V.
  Prestamo B.V.
  Pruis Elburg Beheer B.V.
  Puebla B.V.
  Pulido B.V.
  Rayhold Management En Deelneming B.V.
  Rescoldo B.V.
  Ressel B.v.
  Retrasos B.V.
  Rodeba Deurne B.v.
  Roelcene B.V.
  Rowanda B.V.
  Rudlolf & Peter Herenmode En Confectie B.V.
  Sabra Holding B.V.
   Valpacos B.V.
  Sacobel Beheer B.V.
  Schnieders Beheer B.V.
  Simonis Beheer B.V.
  Simonis Beleggingsmaatschappij B.V.
  Sipororo B.V.
  Spaleta B.V.
  Spatgens Beheer B.V.
  Stampida B.V.
  Stamveld B.V.
  Steendam Beleggingsmaatschappij Drachten B.V.
  Storm Beheer B.V.
   Beheermaatschappij Baarlo B.V.
  Strokkur B.V.
  Sunrise Investments B.V.
  Sustento B.V.
  Svalbard Beheer B.V.
  T. A. Lie Beheer B.V.
  T. M. D. Beheer B.V.
   Beheermaatschappij Baarlo B.V.
  Tadavia B.V.
   Beleggings - En Beheer Maatschappij Solina B.V.
    Refina B.V.
  Talboom Beheer B.V.
  Tapirus B.V.
  Tarsius B.V.
  Technisch Advies Bureau Jaba B.V.
  Ter Linden En Heijer Holding B.V.
  Tessara Zaanlandia B.V.
  Thecoar B.V.
  Theo Kentie Holding B.V.
   Theo Kentie Design B.V.
  Traslado B.V.
   Trasgo B.V.
  Treetop B.V.
  Trituris B.V.
  Truckstar Holding B.V.
  Tucupido B.V.
  Tricor B.V.
  U. Ringsma Beheer B.V.
  Unitres Holding B.V.
  Vaanhold & Van Zon Holding B.V.
  Van Den Heuvel Beheer B.V.
  Van Loon Beheer B.V.
  Van Roij Holding B.V.
  Van Zwamen Holding B.V.
  Vebe Olst B.V.
  Vegem Beheer B.V.
  Venidero B.V.
  Vette Consultants B.V.
  Vicar B.V.
  Vidriales B.V.
  W. Van Den Berg B.V.
  W. N. Van Twist Holding B.V.
  Wabemij B.V.
  Wiancini B.V.
 Rentista B.V.
 Reoco Limited
 Rutilus B.V.
 RL & T (International) N.V.
 Securo De Depositos S.A.
 Siam City Asset Management Co., Ltd
 Slivast B.V.
 Societe Financiere Du Libans. A.L.
 Society for Worldwide Interbank Financial Telecommunication S.C.
 Stichting Administratiekantoor ING Bank Global Custody
 Tablero B.V.
 Tolinea B.V.
 Tripudio B.V.
 Tunnel Onder De Noord B.V.
  C. V. Exploitatiemaatschappij Tunnel Onder De Noord
 Unidanmark A/S
 Verenigde Bankbedrijven N. V.
 Westland Utrecht Hypotheekbank N.V.
  Amstgeld Management AG
  Amstgeld N.V.
  Amstgeld Trust AG
  Bouw En Exploitatiemaatschappij Deska XXIII B.V.
  Charterhouse Vermogensbeheer B.V.
  Hypothecair Belang Gaasperdam I N.V.
   Assorti Beheer Amsterdam B.V.
   Muidergracht Onroerend Goed B.V.
    Amstel Gaasperdam B. V.
    Bouw-, Exploitatie En Administratie Maatschappij Amer IV B.V.
   N.V. Zeker Vast Gaasperdam
    Rijn Gaasperdam B.V.
  Juza Onroerend Goed B.V.
   Hazo Immobilia B.V.
  Kort Ambacht Maatschappij Tot Exploitatie Van Onroerende Goederen B.V. Utrechtse Financierings Bank N.V.
  Utrechtse Hypotheekbank N.V.
   Algemeene Waarborgmaatschappij N.V.
    Hypotheekbank Voor Nederland II N.V.
    Hypotheekbank Voor Nederland N.V.
    Standard Hypotheekbank N.V.
   ING Bank Hypotheken N.V.
   Nationale Hypotheekbank N.V.
    Hollandsche Hypotheekbank N.V.
   Zuid Nederlandsche Hypotheekbank N.V.
  Vermogensplanning N.B.I. B.V.
  W.U.H. Finanz A.G.
  Westland/Utrecht Leasing B.V.
   Berchem Onroerend Goed B.V.
   Berkelse Poort B.V.
   Beuke Poort B.V.
   Brasemer Poort B.V.
   Bruine Poort B.V.
   Denne Poort B.V.
   Doetichem Immobilia B.V.
   Dommelse Poort B.V.
   Drechtse Poort B.V.
   Eike Poort B.V.
   Esse Poort B.V.
   Frabu Immobilia B.V.
   Friese Poort B.V.
   Gelderse Poort B.V.
   Gele Poort B.V.
   Grijze Poort B.V.
   Groninger Poort B.V.
   Helo Immobilia B.V.
   Holendrecht Gemeenschappelijk Beheer B.V.
   Holendrecht Parking B.V.
   Hollandse Poort B.V.
   Iepe Poort B.V.
   Kager Poort B.V.
   Kilse Poort B.V.
   Lekse Poort B.V.
   Limburgse Waterpoort B.V.
   Lingese Poort B.V.
   Markse Poort B.V.
   Oranje Poort B.V.
   Paarse Poort B.V.
   Reggese Poort B.V.
   Roerse Poort B.V.
   Schepa Immobilia B.V.
   Sparre Poort B.V.
   Spoolde B.V.
   Spuise Poort B.V.
   Thames Poort B.V.
   Utrechtse Poort B.V.
   Vechtse Poort B.V.
   Vliestse Poort B.V.
   Westland/Utrecht Bouwonderneming Wubo VI B.V.
   Westland/Utrecht Bouwonderonderneming Wubo IV B.V.
   Wilge Poort B.V.
   Zeeuwse Poort B.V.
  Westland/Utrecht Verzekeringen B.V.
  Westlandsche Hypotheekbank N.V.
   Algemeene Hypotheekbank N.V.
   Hypotheekbank Maatschappij Voor Hypothecaire Crediet N.V.
    Groningsche Hypotheekbank N.V.
   Vaderlandsche Hypotheekbank N.V.
   Zeeuwsche Hypotheekbank N.V.
   Zuid-Hollandsche Hypotheekbank N.V.
  Zugut B.V.
ING Verzekeringen N.V.
 ING Insurance International B.V.
  Nationale-Nederlanden Intervest II B.V.
   ING North America Real Estate Holdings Inc.
  ING Financial Services International (Asia) Ltd.
  Nationale-Nederlanden Intervest XIII B.V.
  Nationale-Nederlanden Intertrust B.V.
   N.N. US Realty Corp
  B.V. Nederlandsche Flatbouwmaatschappij
  NN Korea
  ING Continental Europe Holdings B.V.
   De Vaderlandsche N.V.
    Nationale Omnium N.V.
     De Vaderlandsche Spaarbank N.V.
      RVS Financial Services N.V.
     Fiducre N.V.
     Sodefina S.A.
    SA De Vaderlandsche Luxemburg
    Immo "De Hertoghe" NV
    Westland/Utrecht Hypotheekmaatschappij N.V.
    Intermediair Services N.V.
   RVS Verzekeringen N.V.
    Gefinac N.V.
   Proodos General Insurances S.A.
   NN Mutual Fund Management Co.
   The Seven Provinces International B.V.
   Nationale-Nederlanden Magyarorszagi Biztosito Rt
    NN Mutual Fund Services and Consulting Ltd.
   ING Management Services s.r.o.
   Prumy Penzijni fond a.s.
   Nationale-Nederlanden Polska S.A.
   Nationale-Nederlanden Poist'ovna S.A.
   ING Management Services Slovensko spol s.r.o.
   Nationale-Nederlanden Agencia de Valores S.A.
   NN Romania Asigurari de Viata S.A.
   Sviluppo Finanziaria
   ING Investment Management Italy
   NN Vida Compania de Seguros y Raeseguros S.A.
   NN Generales Compania e Seguros y Raeseguros
   Nationale-Nederlanden Pojistovna
  ING Latin American Holdings
   ING Insurance Chile Holdings Limitada
    ING Seguros de Vida S.A.
  NNOFIC
   Nationale-Nederlanden (UK) Ltd.
    NN (UK General) Ltd.
     The Orion Insurance
  ING Australia Limited
   Mercantile Mutual Holdings Ltd.
    Mercantile Mutual Funds Management
     Mercantile Mutual Global Ltd.
    Athelas
    Mercantile Mutual Insurance (Australia) Ltd.
     M.A.F.G. Ltd.
     Mercantile Equities Ltd.
     Greater Pacific (Leasing) Ltd.
    Amfas Australia Pty Ltd.
     Australian General Insurance Co. Ltd.
     "The Seven Provinces" Insurance Underwriters
    MM Investment Management Ltd.
    The Mercantile Mutual Life Insurance Co. Ltd.
     MML Properties Pty Ltd.
     Mercantile Mutual Deposits Ltd.
     Union Investment Co. Ltd.
     Mercantile Mutual Securities Ltd.
     Tazak Pty Ltd.
     Mercantile Mutual Custodians Pty. Ltd.
    Mercantile Mutual Casualty Insurance Ltd.
    Australian Brokers Holdings Ltd.
     Australian Brokers Ltd.
    Australian Community Insurance Ltd.
    Mercantile Mutual Insurance (Workers Compensation) Ltd.
     Mercantile Mutual Insurance (N.S.W. Workers Compensation) Ltd.
    Prosafe Investments Ltd.
   Dinafore Pty Ltd.
   Tongkang Pty Ltd.
    MM Investment Management
  ING Canada Holdings Inc.
   AFP Financial Services
   ING Canada Inc.
    The Halifax Insurance Company
    Western Union Insurance Company
    Wellington Insurance Company
    La Compagnie d'Assurances Belair
    The Commerce Group Insurance La Compagnie d'Assurances
   NN Life Insurance Company of Canada
    NN Funds Limited
    NN Capital Management
  NN Maple Leaf
  ING America Insurance Holdings Inc.
   Equitable of Iowa Companies
    Directed Services, Inc.
    Equitable Investment Services, Inc.
    Equitable Life Insurance Company of Iowa
     Equitable American Insurance Company
      Equitable Creative Services, Ltd.
     Equitable Companies
      CLC, Ltd.
      Equitable American Marketing Services, Inc.
      Equitable Marketing Services, Inc.
      Younkers Insurance & Investments, Ltd.
     USG Annuity & Life Company
      USGL Service Corporation
     Equitable of Iowa Companies Capital Trust
    Equitable of Iowa Companies Capital Trust II
    Equitable of Iowa Securities Network, Inc.
    Golden American Life Insurance Company
     First Golden American Life Insurance Company of New York
     Locust Street Securities, Inc.
    Shiloh Farming Company
    Tower Locust, Ltd.
   ING America Life Corporation
    Georgia US Capital Inc.
    Life Insurance Company of Georgia
     Springstreet Associates, Inc.
    Southland Life Insurance Co.
   Security Life of Denver Insurance Company
    First ING Life of New York
    First Secured Mortgage Deposit Corp.
    ING American Equities, Inc.
    Midwestern United Life Insurance Company
    Wilderness Associates
   Afore Bital ING, S.A. de C.V.
   Columbine Life Insurance Co.
   ING Fund Services Co., Inc.
   ING Investment Management, Inc.
    ING Investment Management LLC
   ING Mutual Funds Management
   ING North America Insurance Corporation
   ING Seguros Sociedad Anonima de Capital Variable
   Lion Custom Investments Inc.
   Lion Custom Investments II Inc.
   MIA Office Americas, Inc.
   Multi-Financial Group, Inc.
    Multi-Financial Securities Corporation
     Multi-Financial Securities Corporation Massachusetts
     Multi-Financial Securities Corporation of Ohio
     Multi-Financial Securities Corporation of Texas
   Orange Investment Enterprises Inc.
   Security Life Assignment Corp.
   ING Seguros S.A. de C.V.
   United Protective Company
   Security Life of Denver International Ltd.
   SLR Management (Bermuda) Ltd.
   VESTAX Capital Corporation, Inc.
    VESTAX Securities Corp.
    VTX Agency Inc.
     PMG Agency, Inc.
    VTX Agency of Michigan, Inc.
   ING US P&C Corporation
    Diversified Settlements, Inc.
    Peerless Insurance Company
    The Netherlands Insurance Company
    America First Insurance Company
    Alabama First Insurance Company
    Excelsior Insurance Company
    Indiana Insurance
     Consolidated Insurance Company
    Cooling-Grumme-Mumford Company, Inc.
  Blue Cross Medical Consultancy (Singapore) Pte. Ltd.
  ING Indonesia Insurance P.T.
  ING Life Insurance Japan
  Nederlandse Reassurantie Groep Holding N.V.
   Nederlandse Reassurantie Groep N.V.
    NRG London Levensherverzekering
    Algemene Levensherverzekering Maatschappij N.V.
    Vereenigde Assurantie Bedrijven "Nederland" N.V.
    Reassurantie Holding Nederland N.V.
     Internationale Reassurantie Maatschappij Nederland N.V.
     Reassurantie Maatschappij Nederland N.V.
    Ruckversicherungs-Clearing A.G.
    Reinsurers Marketing B.V.
    N.V. Beleggingsmaatschappij NRG
    Reassurantie Beleggingen N.V.
    NRG Woningbouw B.V.
    BMA Beleggingsmaatschappij "Alliance" B.V.
    "Traviata" Onroerend Goed B.V.
    The Victory Reinsurance Corporation of the Netherlands N.V.
   NRG Victory Holdings Ltd.
    NRG London Reinsurance Company Ltd.
     NRG Fenchurch Insurance Company Ltd.
    NRG Victory Australia Holdings Ltd.
     NRG Victory Australia Ltd.
    NRG Victory Reinsurance Corporation Ltd.
     The Victory Health Reinsurance Corporation Ltd.
    NRG Victory Management Ltd.
     European Life Marketing & Actuarial Consultancy Ltd.
      European Life Marketing & Actuarial Consultancy 92 Ltd.
    Medical Expenses Development and Insurance Consultancy Services Ltd.
    NRG Victory Management Services Ltd.
     General Reinsurance Syndicate Ltd.
     General Reinsurance Syndicate Ltd. (Trustee)
     London Reinsurance Comp. Ltd.
     NRG Victory Life and Health Services Ltd.
     NRG Victory Canada Management Ltd.
     NRG Victory Management (Hong Kong) Ltd.
   NRG America Holding Company
    Philadelphia Reinsurance Corporation
    NRG America Life Reassurance Corporation
    NRG American Management Corporation
   Market Run Off Services Ltd.
   NRG Antillean Holding N.V.
    NRG Antillean Reinsurance Company N.V.
    NRG Victory International Ltd.
    NRG Victory Management (Bermuda) Ltd.
    SRO Run-Off Ltd. Bermuda
  ING Life Insurance Co. (Phillippines)
  ING Penta Life Insurance Indonesia P.T.
  ING Insurance Consultants (HK) Ltd.
  ING Reinsurance International Holding Co. Ltd.
   ING Reinsurance International
 Nationale-Nederlanden Nederland B.V.
  Nationale-Nederlanden Schadeverzekering Maatschappij N.V.
   H. van Veeren B.V.
   Nationale-Nederlanden Greek General Insurance Company S.A.
  Nationale-Nederlanden Levensverzekering Maatschappij N.V.
   B.V. Beleggingsmaatschappij Berendaal
   Consortium Scheveninggen B.V.
   RVS Beroeps-en Bedrijfsfinanciering B.V.
   De Bossche Poort B.V.
   ING Vastgoed V B.V.
    ING Vastgoed Belegging B.V.
     B.V. Beleggingsmaatschappij Vinkendaal
     Muggenburg Beheer B.V.
     Muggenburg C.V.
     ING REI Investment U.K. B.V.
     Nationale-Nederlanden Real Estate Ltd.
     ING Vastgoed Beheer Maatschappij I B.V.
     ING Vastgoed Bewaar Maatschappij I B.V.
     Nationale-Nederlanden Intervest 52 B.V.
     Bouwfonds Nationale-Nederlanden B.V.
     Nationale-Nederlanden Bouwfonds 1975 B.V.
     Bouwfonds AVG B.V.
     Bouwfonds Nemavo B.V.
     Bouwfonds Anklaar-Apeldoorn 1967 B.V.
     Bouwfonds Bilthoven 1969 B.V.
     Bouwfonds Roveso B.V.
     RVS Bouwfonds B.V.
     Bouwfonds Utrecht 1967 B.V.
     Amersfoort Premiewoningen B.V.
     Bouwfonds Valken Staete B.V.
     Nationale-Nederlanden Bouwfonds 1976 B.V.
    ING Real Estate International Investment I B.V.
     ING REI Investment U.K. B.V.
    ING Vastgoed Fondsbelegging BV
     Jetta Vastgoed B.V.
   B.V. Algemene Beleggingsmaatschappij "Lapeg"
   ING Insurance Argentina
   Nationale-Nederlanden Greek Life Insurance Company S.A.
  RVS Levensverzekering N.V.
  RVS Schadeverzekering N.V.
  Tiel Utrecht Levensverzekering N.V.
  Tiel Utrecht Schadeverzekering N.V.
   Utrechtsche Algemeene Brandverzekering Maatschappij N.V.
    Assurantiekantoor A Brugmans B.V.
   Algemene Zeeuwse Verzekering Maatschappij N.V.
  Apollonia Levensverzekering N.V.
  N.V. Nationale Borg-Maatschappij
   N.V. Belegging- en Beheer Maatschappij Keizersgracht
   Antilliaanse Borg-Maatschappij N.V.
  Amfas Exploitatie Maatschappij B.V.
   AVG Exploitatie en Beheer B.V.
   Amfas Hypotheken N.V.
    Noordwester Hypotheken N.V.
   Amfinex II B.V.
   Westermij B.V.
    Amfico B.V.
    AVG Exploitatie I B.V.
    ING Bewaar Maatschappij IV B.V.
    S.C.P. AVG Investissement
  Assurantiemaatschappij "De Zeven Provincien" N.V.
   "Transatlantica" Herverzekering Maatschappij N.V.
   "The Seven Provinces" Insurance Underwriters Ltd.
   Ramus Insurance Ltd.
  Tiel Utrecht Verzekerd Sparen N.V.
  B.V. Algemene Beleggings Maatschappij Reigerdaal
   Oostermij B.V.
  Nationale-Nederlanden Pensioendiensten B.V.
  Nationale-Nederlanden Zorgvezekering N.V.
  B.V. Algemene Beleggingsmaatschappij "Kievietsdaal"
   NeSBIC-Postbank B.V.
   Nitido B.V.
    Podocarpus Beheer B.V.
   Parcom Ventures B.V.
    Parcom Beheer BV
    Parcom CV
    Parcom Services BV
  Postbank Schadeverzekering N.V.
   Maatschappij tot Exploitatie van Onroerende Goederen "Gevers Deynootplein" BV Maatschappij tot Exploitatie van Onroerende Goederen "Kurhaus" B.V.
  Postbank Levensverzekering N.V.
   RVS Beleggingen N.V.
  Netherlands Life Insurance Company Ltd.
  AO Artsen-Verzekeringen N.V.
 Grabenstrasse Staete B.V.
  ING Life Insurance International N.V.
  Nationale-Nederlanden Internationale Schadeverzekering N.V.
   Fatum Vermogensbeheer
   N.V. Surinaamse Verzekeringsagenturen Maatschappij
   Seguros Norman Moron N.V.
   N.V. Arubaanse Verzekeringsagenturen Maatschappij
  Nationale-Nederlanden Herverzekering Maatschappij N.V.
   AVG Exploitatie IX B.V.
   Jahnstrasze Gebaude B.V.
   Maatschappij tot Exploitatie van Onroerende Goederen "Palace" B.V. Nationale-Nederlanden Interfinance B.V.
  Maatschappij tot Exploitatie van Onroerende Goederen "Grand Hotel" B.V.
  N.V. Haagsche Herverzekering Maatschappij van 1836
   Baring Central European Investments B.V.
   Baring Asian Flagship Investments B.V.
  ING Fund Management B.V.
  Wijkertunnel Beheer I B.V.
  Nationale-Nederlanden Beleggingsrekening N.V.
  Nationale-Nederlanden CSFR Real Estate v.o.s.
  ING Bewaar Maattschappij I B.V
  ING Vastgoed B.V.
   ING Real Estate (Asia) PTE Ltd.
   ING Real Estate North America Corporation
  Nationale-Nederlanden Intervest XII B.V.
  B.V. Algemene Beleggingsmaatschappij Van Markenlaan
  Kantoorgebouw Johan de Wittlaan B.V.
  Nationale-Nederlanden Holdinvest B.V.
   Nationale-Nederlanden International Investment Advisors B.V.
   B.V. Algemene Beleggingsmaatschappij Fazantendaal
   Maatschappij Stadhouderslaan B.V.
   DESKA LII B.V.
   J.H. Alta en Co. B.V.
   Westland/Utrecht Projektontwikkeling B.V.
   Bouwonderneming Amer LII B.V.
   ING Real Estate Colombo B.V.
   Loeffpleingarage B.V.
   B.V. Maatschappij tot Exploitatie van Onroerende Goederen Smeetsland
   B.V. Vastgoedmaatschappij "Combuta"
   B.V. Vastgoed Maatschappij "Promes"
   Beheer- en Exploitatiemaatschappij "De Vestingwachter" B.V.
   Nationale-Nederlanden Hypotheekbank N.V.
    N.V. Arnhemsche Hypotheekbank voor Nederland
   Nationale-Nederlanden Financiering Maatschappij B.V.
   B.V. Betaalzegelbedrijf "De Voorzorg" J. van Ouwel
   Nationale-Nederlanden Finance Corporation (Curacao) I.L.
   Nationale-Nederlanden Vermogensbeheer B.V.
   NeSBIC Nationale-Nederlanden B.V.
  BOZ B.V.
   ABV Staete B.V.
   B.V. "De Administratie" Maatschappij tot Exploitatie van Onroerende Goederen Amersfoort-Staete B.V.
   Arnhem Staete B.V.
   Belart Staete B.V.
    Belart S.A.
     N.V. Square Montgomery
      Steenstaete S.A.
   Berkel-Staete I B.V.
    Berkel-Staete II B.V.
   Blijenhoek Staete B.V.
    S.N.C. Blijenhoek Staete et Cie
     SNC Peau Bearn
   Brussel Staete B.V.
   Grote Markt Staete B.V.
   Hoogoorddreef I B.V.
    SNC Haven
   Trompenburg Parking B.V.
   Lena Vastgoed B.V.
    S.A. du 59 Avenue d'lena
     SNC le Murier
   Kleber Vastgoed B.V.
    S.A. du 42 Avenue Kleber
   B.V. De Oude Aa-Stroom
   Portefeuille Staete B.V.
    S.C.I. 1e Portefeuille
     S.C.I. le Michelet
     S.C.I. Roissy Bureaux International
     S.C.I. Square d'Asnieres
     SNC Le Dome
   B.V. Amiloh
   ING Vastgoed N.V.
   Immo Management Service S.A.
   S.A. Regent-Bruxelles
   Nationale-Nederlanden/Immobilier S.A.R.L.
   Immogerance S.A.R.L.
   Nationale-Nederlanden Intervest IV B.V.
    SAS Espace Daumesnil
   Nationale-Nederlanden V B.V.
   Nationale-Nederlanden VII B.V.
   ING Real Estate Espace Daumesnil B.V.
   ING Real Estate Parking Daumesnil Viaduc B.V.
    SAS Parking Daumesnil Viaduc
   Cadran Invest S.A.
  ING Bewaar Maatschappij II B.V.
  ING Bewaar Maatschappij III B.V.
  ING REI Investment Spain B.V.
   ING Inmeubles S.A.
  ING Bewaar Maatschappij V B.V.
  ING Asset Management B.V.
  Postbank Verzekeringen Beheer Maatschappij B.V.
  Postbank Verzekeringen Bewaar Maatschappij B.V.
  ING Vastergoed B.V.
  Nationale-Nederlanden Intervest IX B.V.
   Nationale-Nederlanden CSFR Intervest S.R.O.
   ING Real Estate Praha Housing a.s.
   Nationale-Nederlanden Praha Real Estate V.O.S.
  Nationale-Nederlanden Intervest XI B.V.
   Nationale-Nederlanden Hungary Real Estate KFT
  ING Investment Management (Hungary) Rt.
  ING Investment Management (Asia Pacific) Limited
  ING Investment Management (Czech Republic) S.A.
  IIM India (India) Private Ltd.
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